IVY FUNDS

Supplement dated December 1, 2009
to the
Ivy Funds Statement of Additional Information dated July 31, 2009

The following information amends the disclosure in the section entitled "Non-Fundamental Investment Restrictions and Limitations" for each of the following Funds:

Ivy Balanced Fund
Ivy Micro Cap Growth Fund
Ivy Real Estate Securities Fund
Ivy Small Cap Value Fund

The Fund may invest up to 25% of its total assets in foreign securities.

The following information amends the disclosure regarding investing in non-investment grade debt securities in the section entitled "Non-Fundamental Investment Restrictions and Limitations" for each of the following Funds:

Ivy Global Natural Resources
Ivy International Balanced Fund
Ivy International Core Equity Fund
Ivy International Growth Fund
Ivy Micro Cap Growth Fund
Ivy Pacific Opportunities Fund
Ivy Real Estate Securities Fund

The Fund may invest up to 10% of its total assets in non-investment grade debt securities.